Property and Equipment	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment [Abstract]
Property and Equipment

Note 7 — Property and Equipment

Property and equipment was comprised of the following:

	December 31,
(in thousands)	2021	2020
Lab equipment	$10,504	$9,865
Computer equipment	1,416	1,402
Furniture and fixtures	951	947
Software	4,866	2,657
Leasehold improvements	2,275	3,539
Construction in progress	4,789	81
Total property and equipment, at cost	24,801	18,491
Less: Accumulated depreciation and amortization	(15,244)	(14,578)
Property and equipment, net	$9,557	$3,913

Depreciation expense was $1.8 million and $2.3 million for the years ended December 31, 2021 and 2020, respectively. Amortization expense related to internal use software was $0.8 million and $0.5 million for the years ended December 31, 2021 and 2020, respectively. The unamortized internal use software costs as of December 31, 2021 and 2020 was $2.4 million and $1.0 million, respectively.